                                                                    EXHIBIT 10.6

                                THIRD AMENDMENT
                                       TO

                                CREDIT AGREEMENT
                                ----------------

              THIS THIRD AMENDMENT, dated as of July 20, 2000 ("Third Amendment"), is by and among CHANNELL COMMERCIAL CORPORATION ("Borrower"), a Delaware corporation, the financial institutions signatory hereto (collectively, the "Lenders") and FLEET NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

              The Borrower requests that the Lenders (i) increase the amount of the Facility under the Credit Agreement from $30,000,000 to $40,000,000, (ii) allow for a $10,000,000 Term A Advance and (iii) make certain other changes to the Credit Agreement and the Lenders are willing to do so, upon and subject to the terms and conditions of this Third Amendment.

              NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

Article I.    Amendments to Credit Agreement.
              -------------------------------

              This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Third Amendment, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Credit Agreement. The Credit Agreement is hereby amended in the following respects:

              1.1 Preliminary Statement (2) to the Credit Agreement is hereby amended by deleting the words "Thirty Million Dollars ($30,000,000)" and replacing them with "Forty Million Dollars ($40,000,000)";

              1.2 Schedule I of the Credit Agreement is hereby amended so that such Schedule shall be as set forth in Exhibit A to this Third Amendment;
                                       ---------

              1.3  Section 1.01, Certain Defined Terms, is amended as follows:
                                 ---------------------

              (a) Each of the following definitions is amended and restated to read in its entirety as follows:

              "Advance" means a Term A Advance, a Revolving Advance, an
               -------
Alternative Currency Revolving Advance, a Letter of Credit Advance or an Alternative Currency Letter of Credit Advance.

              "Borrowing" means a Term A Borrowing, a Revolving Borrowing or an
               ---------
Alternative Currency Revolving Borrowing.

              "Commitment" means a Term A Commitment, a Revolving Commitment, an
               ----------
Alternative Currency Revolving Commitment, a Letter of Credit Commitment or an Alternative Currency Letter of Credit Sub-Commitment.

              "Facility" means the Term A Facility, the Revolving Facility, the
               --------
Alternative Currency Revolving Facility, the Letter of Credit Facility or the Alternative Currency Letter of Credit Facility.

              "Lenders" means the Initial Lenders, the Alternative Currency
               -------
Revolving Lenders, the Term A Lenders, the Issuing Banks and each Person that shall become a Lender hereunder pursuant to Section 10.07.

              "Note" means a Term A Note, a Revolving Note, an Alternative
               ----
Currency Revolving Note and any promissory note issued by the Borrower in replacement or substitution thereof.

              "Required Lenders" means at any time Lenders owed or holding
               ----------------
greater than sixty-six and 2/3 percent (66 2/3%) of the sum of (i) the aggregate principal amount of the Advances outstanding at such time, and (ii) the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit or, if no such principal amount is outstanding at such time, Lenders holding greater than sixty-six and 2/3 percent (66 2/3%) of aggregate of the Term A Commitments and the Revolving Commitments; provided, however, that if
                                                      --------  -------
any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (a) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, and (b) the Term A Commitment and Revolving Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances and Alternative Currency Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit and each Alternative Currency Letter of Credit shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Credit Commitments.

              (b)  The existing definition of "Alternative Currency Revolving
                                               ------------------------------
Sub-Limit" is amended to change the reference to "$8,000,000" to read
---------
"$18,000,000".

              (c)  The existing definition of "Applicable Margin" is amended by
                                               -----------------
inserting, after the initial ":" the following:

                   "Applicable Margin for Term A Advances
                    -------------------------------------

                    Applicable      Applicable
                    Margin for      Margin for
                    Base Rate       LIBOR Rate
                    Advances        Advances
                    ----------      --------

                        0%           1.125%"

and by adding the following as the final sentence in such definition:

              "Notwithstanding any provision or implication contained above or elsewhere in this Agreement to the contrary, the Applicable Margin for Term A Advances shall not be based on or in any way affected or changed by the ratio of Total Consolidated Debt to Consolidated EBITDA."

              (d)  Clause (a) of the existing definition of "Interest Period"
                                                             ---------------
is deleted in its entirety and replaced by the following:

              "(a) The Borrower may not select any Interest Period with respect to any LIBOR Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of LIBOR Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;"

              (e) The following definitions are inserted in proper alphabetical order:

              "Egerton Intercompany Note" means the Intercompany Note dated as
               -------------------------
of the date of the Third Amendment evidencing the advances made by the Borrower to A. C. Egerton (Holdings) Limited in the face principal amount of $18,000,000, and issued in replacement and substitution for the Intercompany Note dated as of February 1, 2000 issued in connection with the Second Amendment; as the same may from time to time be amended, restated, modified, supplemented or replaced to the extent permitted by this Agreement and the other Loan Documents.

              "Guaranty" shall mean, collectively, (a) the Guarantee dated
               --------
June 17, 1999 made by Egerton in favor of the Administrative Agent, as amended, modified and supplemented from time to time, and (b) each other guaranty executed and delivered by any Subsidiary or Loan Party in favor of the Administrative Agent relating to the Obligations, as in effect from time to time.

              "Term A Advance" has the meaning specified in Section 2.1(a).
               --------------

              "Term A Borrowing" means a borrowing consisting of simultaneous
               ----------------
Term A Advances of the same type made by the Term A Lenders.

              "Term A Commitment" means, with respect to any Term A Lender at
               -----------------
any time, the amount set forth opposite such Lender's name on Schedule I hereto
                                                              ----------
under the caption "Term A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07(d) as such Lender's "Term A Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.5.

              "Term A Facility" means, at any time, the aggregate amount of the
               ---------------
Term A Lenders' Term A Commitments at such time.

              "Term A Lender" means any Lender that has a Term A Commitment.
               -------------

              "Term A Note" means a promissory note of the Borrower payable to
               -----------
the order of any Term A Lender, in substantially the form of Exhibit B to the
                                                             ---------
Third Amendment to Credit Agreement, evidencing the indebtedness of the Borrower to such Lender resulting from the Term A Advance made by such Lender.

              "Third Amendment" means the Third Amendment to the Credit
               ---------------
Agreement dated as of July 20, 2000.

              "Third Amendment to Security Agreement" means the Third Amendment
               -------------------------------------
to Security Agreement dated as of July 20, 2000.

              1.4 Section 2.01, The Advances, is amended by inserting at the end
                                ------------
thereat a new clause (e) which shall read as follows:

              "(e) The Term A Advances. Each Term A Lender severally agrees, on
                   -------------------
the terms and conditions hereinafter set forth, to make a single advance (a "Term A Advance") to the Borrower on the effective date of the Third Amendment
 --------------
to the Credit Agreement in an amount not to exceed such Lender's Term A Commitment at such time. The Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments. Amounts borrowed under this Section 2.1(e) and repaid or prepaid may not be reborrowed."


              1.5  Section 2.01(b), The Alternative Currency Revolving Advances,
                                    -------------------------------------------
is amended to change the reference therein to "$8,000,000" to read
"$18,000,000".


              1.6  Section 2.04, Repayment of Advances, is amended by inserting
                                 ---------------------
at the end thereof a new clause (d) which shall read as follows:

              "(d) Term A Advances.  The Borrower shall repay to the
                   ---------------
Administrative Agent for the ratable account of the Term A Lenders the aggregate outstanding principal amount of the Term A Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in
Section 2.06):


                        "Date                    Amount
                         ----                    ------

                         March 31, 2001        $  500,000
                         June 30, 2001         $  500,000
                         September 30, 2001    $  500,000
                         December 31, 2001     $  500,000
                         March 31, 2002        $  750,000
                         June 30, 2002         $  750,000
                         September 30, 2002    $  750,000
                         December 31, 2002     $  750,000
                         March 31, 2003        $1,250,000
                         June 30, 2003         $1,250,000
                         September 30,2003     $1,250,000
                         December 31, 2003     $1,250,000

              provided, however, that the final principal installment shall be equal to the aggregate principal amount of the Term A Advances outstanding on such date."

              1.7  Subsection 2.05(b), Termination or Reduction of the
                                       -------------------------------
Commitments, is amended to renumber the existing clauses (i) and (ii) as (ii)
-----------
and (iii) respectively, and to insert a new clause (i) which shall read as follows:

              "(i) On the date of the Term A Borrowing, after giving effect to such Term A Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term A Advances, the aggregate Term A Commitments of the Term A Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term A Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term A Advances then outstanding; provided, however, that the Term A
                                      --------  -------
         Commitments shall terminate, and all Advances made thereunder shall be repaid in full, no later than December 31, 2003."

              1.8  Section 2.06, Prepayments, is amended and restated in its
                                 -----------
entirety to read as follows:

              "SECTION 2.06  Prepayments.
                             -----------

              (a)  Optional.  The Borrower may, upon at least one (1) Business
                   --------
Day's notice in the case of Base Rate Advances and three (3) Business Days' notice in the case of LIBOR Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment shall be
                --------  -------
be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof and (ii) no such prepayment of a LIBOR Rate Advance shall be made other than on the last day of an Interest Period therefor. Each prepayment made pursuant to this subsection 2.06(a) shall be applied to repay the Facilities in the following manner: first to prepay Revolving Advances then
                                        -----
outstanding until such Revolving Advances are paid in full; second to prepay
                                                            ------
Alternative Currency Revolving Advances then outstanding until such Alternative Currency Revolving Advances are paid in full; third to prepay Letter of Credit
                                              -----
Advances then outstanding until such Advances are paid in full, fourth to prepay
                                                                ------
Alternative Currency Letter of Credit Advances then outstanding until such Advances are paid in full and fifth to prepay Term A Advances then outstanding
                              ------
until the Term A Facility is repaid in full (such prepayments to be applied to the installments of the Term A Advances in the inverse order of the maturity thereof).

              (b) Mandatory.  (i)  Upon receipt by any Loan Party or any of its
                  ---------
     Subsidiaries of Net Cash Proceeds from any Asset Disposition, the Borrower shall prepay the then outstanding Advances in an amount equal to one-hundred percent (100%) of such Net Cash Proceeds payable concurrently with consummation of such Asset Disposition; provided that no such prepayment
                                             --------
     need be made (1) unless the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions exceed $100,000 (in which case a prepayment shall be made in the amount of the entire Asset Disposition) or until the cumulative Net Proceeds from all Asset Dispositions by the Borrower in any particular fiscal year exceed $100,000 (in which case a prepayment shall be made in the amount of the Net Proceeds from the specific Asset Disposition (or portion thereof) causing the limit to be exceeded), except that the terms of this Section shall not be applicable with respect to Asset Dispositions by the Borrower or any Subsidiary if the Net Proceeds therefrom are reinvested in fixed assets (for use in its business or, with respect to the Borrower, the business of the Subsidiaries) within 180 days of such Asset Disposition, provided that any
                                                              --------
     such Net Proceeds not so reinvested shall be used to prepay the Advances on the 181st day; provided, however, that with respect to the Net Proceeds
                    --------  -------
     from the Orpington Sale/Leaseback, the Borrower shall have twenty-four (24) months from the closing of the Orpington Sale/Leaseback to reinvest such Net Proceeds in fixed assets (for use in its business), provided, that, if
                                                             --------
     such Net Proceeds from the Orpington Sale/Leaseback are not so reinvested within such twenty-four (24) month period, any such Net Proceeds not so reinvested shall be used to prepay the Advances on the Business Day immediately succeeding the second anniversary of the closing of the Orpington Sale/Leaseback.

              (ii) Upon receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds from any Equity Issuance, the Borrower shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds payable concurrently with consummation of such issuance.

              (iii) Upon receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds from the sale or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt permitted to be incurred under Section 7.02), the Borrower shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds payable concurrently with consummation of such sale or issuance.

              (iv) Each prepayment made pursuant to clause (i), (ii), or (iii) shall be applied to prepay the Facilities in the following manner: first,
                                                                        -----
     to prepay Term A Advances then outstanding until the Term A Facility is repaid in full (such prepayments to be applied to the installments of the Term A Advances in the inverse order of the maturity thereof); second, to
                                                                    ------
     prepay Revolving Advances then outstanding until such Revolving Advances are paid in full; third to prepay Alternative Currency Revolving Advances
                       -----
     then outstanding until such Alternative Currency Revolving Advances are paid in full; fourth to prepay Letter of Credit Advances then outstanding
                   ------
     until such Advances are paid in full and fifth, to prepay Alternative
                                              -----
     Currency Letter of Credit Advances then outstanding until such Advances are paid in full.

              (v) The Borrower shall, within fifteen (15) days following the end of each month in each Fiscal Year, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the (i) amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day plus
                                                                            ----
     (ii) the Dollar Equivalent amount by which the aggregate Available Amount of all Alternative Currency Letters of Credit then outstanding exceeds the Alternative Currency Letter of Credit Facility on such Business Day.

              (vi) The foregoing notwithstanding, the provisions of this subsection 2.06(b) shall not be construed to permit any Equity Issuance, Debt issuance or Asset Disposition otherwise prohibited under the terms of this Agreement."

              1.9   Section 2.14, Use of Proceeds, is amended to delete the
                                  ---------------
period at the conclusion thereof and to insert in lieu thereof the following.

                    "provided that the full amount of the proceeds of the Term
                     -------- ----
A Advances shall be used to repay any Revolving Advances then outstanding."

              1.10  Section 6.18(b), Total Consolidated Debt to EBITDA, is
                                     ---------------------------------
amended and restated to read in its entirety as follows:

              "(b)  Total Consolidated Debt to EBITDA. Maintain as of the end of
                    ---------------------------------
         each fiscal quarter of the Borrower a ratio of (i) Total Consolidated Debt (other than trade credit, accrued expenses and income taxes payable) to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the following: 2.00:1.00 during the period from the date of this Agreement to and including December 31, 1999; 1.50:1.00 during the period from January 1, 2000 to and including March 31, 2000; 1.75:1.00 during the period from June 30, 2000 to and including December 31, 2000; and 1.50:1.00 during the period from January 1, 2001 and at all times thereafter."

              1.11  Section 6.18(c), Fixed Charge Coverage Ratio, is amended by
                                     ---------------------------
deleting the grid therein and by replacing it with the following:

                    "Fiscal
                    Quarter Ending:      Not less than:

                    June 30, 2000          1.00:1.00
                    September 30, 2000     1.00:1.00
                    December 31, 2000      1.00:1.00
                    March 31, 2001         1.10:1.00
                    June 30, 2001          1.10:1.00
                    September 30, 2001     1.10:1.00
                    December 31, 2001      1.10:1.00
                    March 31, 2002         1.50:1.00
                    June 30, 2002          1.50:1.00
                    September 30, 2002     1.50:1.00
                    December 31, 2002      1.50:1.00
                    March 31, 2003         1.50:1.00
                    June 30, 2003          1.50:1.00
                    September 30, 2003     1.50:1.00
                    December 31, 2003      1.50:1.00"


              1.12 Section 7.01(d), Liens, Etc., is amended to insert
                                    -----------
immediately after the semicolon at the conclusion thereof the following:

              "and notwithstanding the terms of this Section 7.01(d) (if any) to the contrary, no Liens (purchase money or otherwise) may exist on any real property financed directly or indirectly with the proceeds of the indebtedness evidenced by the Intercompany Note, except for Liens in favor of Channell (on terms acceptable to the Agent) or the Agent;"

              1.13  Section 7.06(a), Investments in Other Persons, is amended
                                     ----------------------------
and restated in its entirety to read as follows:

                    "(a) Investments by the Borrower and its Subsidiaries, if any, in their Subsidiaries outstanding on the date hereof and described on
Schedule 7.06, and additional investments in Wholly-Owned Subsidiaries of the
-------------
Borrower in an aggregate amount invested from the date hereof not to exceed $1,000,000; provided, however, that:
            --------  -------

              (i) no more than an aggregate amount equal to $1,000,000 shall be made in Investments from the date hereof in Foreign Subsidiaries, excluding from such limitation any Investment in A.C. Egerton (Holdings)Limited set forth in clause (ii) below;

              (ii) any Investment in A.C. Egerton (Holdings) Limited, individually and not on a consolidated basis with its subsidiaries (A) shall be in the form of loans and shall be evidenced by an Intercompany Note in form and substance satisfactory to the Administrative Agent, (B) shall be recorded by Borrower on its books and records in a manner satisfactory to Agent, (C) shall not exceed $18,000,000 at any time outstanding, (D) from and after the date of the Third Amendment, at the time any such loan is made by Borrower and after giving effect thereto, each of Borrower and A.C. Egerton (Holdings) Limited shall be Solvent, and (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed loan; and

              (iii) with respect to Investments in any newly acquired or created Domestic Subsidiary, any such Subsidiary shall become a Guarantor pursuant to the terms of the Guaranty and shall otherwise comply with the provisions of
Section 6.13 hereof;"

              1.14  Section 7.21, Capital Expenditures, is amended by deleting
                                  --------------------
the grid therein and by replacing it with the following:


          "Period                          Amount
           ------                          ------
January 1, 2000 through and
including December 31, 2000             $15,000,000

January 1, 2001 through and
including December 31, 2001             $15,000,000

January 1, 2002 through and
including December 31, 2002             $12,000,000

January 1, 2003 through and
including December 31, 2003             $12,000,000"


              1.15 Subsection 9.05 (c), Indemnification, is amended and
                                        ---------------
restated in its entirety to read as follows:

              "(c) For purposes of Section 9.05(a), the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders,
         (ii) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit and Alternative Letters of Credit outstanding at such time; (iii) their respective Term A Commitments at such time and (iv) their respective Unused Revolving Commitments at such time provided, that the Letter of Credit Advances and Alternative Letter
         --------
         of Credit

         Advances owing to the Issuing Bank shall be considered to be owed to the Issuing Bank ratably in accordance with their respective Advances. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section
         9.05 to the extent of the amount of such Defaulted Advance. The failure of any Lender to reimburse the Administrative Agent or the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent or the Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such other Lender's ratable share of such amount but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreements of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 9.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents."

              1.16 The parties hereto confirm that all references in the Credit Agreement to the "Egerton GRP Debt" and the "Egerton Intercompany Debt" shall have no further force or effect due to the repayment in full of the Egerton GRP Debt and the existence of the Egerton Intercompany Note, dated as of February 1, 2000, which was issued pursuant to the Second Amendment to Credit Agreement, dated as of December 29, 1999, in order to reflect the advances made by the Borrower to A.C. Egerton (Holdings) Limited to repay the Egerton GRP Debt and for general working capital, which initial Egerton Intercompany Note is being amended and restated and replaced as of the date hereof.

              1.17 The Borrower shall simultaneously with the execution and delivery of this Third Amendment, execute and deliver in favor of each Lender a Replacement Alternative Currency Revolving Note (each a "Replacement Alternative
                                                         -----------------------
Currency Note" and collectively the "Replacement Alternative Currency Notes")
-------------                        --------------------------------------
substantially in the form of Exhibit B to the Second Amendment, in principal amount equal to the Alternative Currency Revolving Sub-Commitment of each Lender as set forth on Exhibit A annexed hereto.


              1.18 Egerton shall, simultaneously with the execution and delivery of this Third Amendment, execute and deliver in favor of the Borrower, a replacement Egerton Intercompany Note, substantially in the form of Exhibit D to the Second Amendment, in the principal amount of $18,000,000 and the Borrower shall endorse such note over to the Administrative Agent.

              1.19 In order to effect the foregoing, the Lenders shall, on the Effective Date, make appropriate adjustments among themselves in order that the amount of Advances outstanding to the Borrower from any Lender under the Credit Agreement is, in principal amount (as of the Effective Date), in the same proportion to the outstanding aggregate principal amount of all Advances of the respective type that such Lender's respective Commitment for such type of Advances bears to the Aggregate Commitments for such Advances, after giving effect to the amendments effected hereby. The Borrower agrees and consents to the terms of this paragraph. Any and all costs associated with any Third Amendment shall be borne by the Borrower.

Article II.   Representations and Warranties; Confirmations
              ---------------------------------------------

              In order to induce the Lenders and the Administrative Agent to enter into this Third Amendment, the Borrower and each of the other Loan Parties, jointly and severally, represent and warrant to the Lenders and the Administrative Agent that:

              2.1 As of the date hereof, and after giving effect to this Third Amendment, no Default or Event of Default shall have occurred or be continuing.

              2.2 As of the date hereof and after giving effect to this Third Amendment, each and every one of the representations and warranties set forth in the Loan Documents shall be true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each shall hereby be incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

              2.3 The execution, delivery and performance by (i) the Borrower of this Third Amendment, the Term A Notes, the Replacement Alternative Currency Notes and any other Loan Document to which it is a party and (ii) each other Loan Party of any Loan Document to which it is a party including, without limitation, the Guaranty Confirmation and the Egerton Intercompany Note as amended and restated as of the date hereof (the "Replacement Egerton
                                                 -------------------
Intercompany Note") and any and all security documents, charges, mortgages
-----------------
executed or to be executed by Egerton or any other Foreign Subsidiary (collectively, the Third Amendment, the Term A Notes, the Replacement Alternative Currency Notes, the Guaranty Confirmation, the Replacement Egerton Intercompany Note and any other agreements, instruments and documents executed or delivered by the Borrower or any other Loan Party in connection herewith are hereinafter sometimes referred to as the "New Loan Documents"), are within each
                                          ------------------
such Loan Party's organizational powers and have been or will have been (prior to execution and delivery) duly authorized by all necessary corporate action on the part of each such Loan Party. This Third Amendment and each of the other New Loan Documents are, or upon execution and delivery thereof shall thereupon be, the legal, valid and binding obligations of the Borrower or other Loan Party, as applicable, party thereto enforceable against the Borrower or other Loan Party in accordance with their terms.

              2.4 The execution, delivery and performance by the Borrower and each other Loan Party of any New Loan Document and consummation by the Borrower and each other Loan Party of the transactions contemplated hereby and thereby does not and shall not (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower or any other Loan Party, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower or any other Loan Party under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower or any other Loan Party is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States or of any state, local or foreign government or subdivision thereof (a "Governmental
                                                              ------------
Entity") or (d) violate any order, writ, injunction, decree, judgment, ruling,
------
law, statute, rule or regulation of any Governmental Entity.

              2.5 The Borrower hereby acknowledges, confirms, represents and warrants that, and the Security Agreement and each other Loan Document to which any Loan Party is a party is hereby amended to the extent necessary to provide that:

              (a) the term "Obligations" as used and defined in the Security Agreement and each other Loan Document (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Administrative Agent) includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Administrative Agent, whether now existing or hereafter arising, and whether or not currently contemplated, under the Credit Agreement, as amended by the Third Amendment to Credit Agreement and the Notes (as defined in the Credit Agreement) including the Term A Notes, the Replacement Alternative Currency Notes and all agreements, documents and instruments executed and delivered pursuant thereto (collectively, the "New Obligations");

              (b) the liens and security interests granted pursuant to the Security Agreement and each other Loan Document, secure, without limitation, the New Obligations;

              (c) the terms "Obligations", "Guaranteed Obligations" and "Guaranteed Liabilities" as used in the Guaranty (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of any Guarantor to the Lenders and the Administrative Agent) include, without limitation, the New Obligations, and the liens and security interests granted by any Guarantor pursuant to any Collateral Document secure, without limitation, the New Obligations;

              (d) the terms "Alternative Currency Note(s)" and "Alternative Currency Revolving Notes," as used in any Loan Document shall mean the Replacement Alternative Currency Notes; and

              (e) all of the representations and warranties set forth in the Security Agreement and each other Collateral Document, as confirmed hereby, are true and correct as of the date hereof.

Article III.  Conditions Precedent to the Effectiveness of this Third Amendment.
              ------------------------------------------------------------------

              The Amendments contemplated by Section 1 hereof are subject to the
                                             ---------
satisfaction of each of the following conditions precedent. The date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Required Lenders, and the date on which this Third Amendment shall have become effective, shall be herein called the "Effective Date".

              The Administrative Agent shall have received on or before the Effective Date the following, each dated as of the Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies (except for the Notes), for each
Lender:

              3.1  Original, executed counterparts of this Third Amendment.

              3.2  The Term A Notes payable to the order of each Term A Lender.

              3.3 The Replacement Alternative Currency Notes payable to the order of each of the Lenders, in the respective face principal amounts as set forth on Schedule I hereto.

              3.4 The Replacement Egerton Intercompany Note in the face principal amount of $18,000,000 and otherwise in form and substance satisfactory to the Administrative Agent, endorsed over to the Agent, together with any amendment to the Collateral Documents as the Administrative Agent may reasonably request to evidence the pledge of such Note.

              3.5 A Letter of Confirmation from A.C. Egerton (Holdings) Limited confirming that the Guarantee dated June 17, 1999 will remain in full force and effect and will cover all monies extended to Channell Commercial Corporation under the Credit Agreement dated as of May 1, 1998 as amended (the "Guaranty
                                                                    --------
Confirmation").
------------

              3.6 Certified copies of resolutions of the Board of Directors of the Borrower, A.C. Egerton (Holdings) Limited and each other Loan Party approving this Third Amendment, the Term A Notes, the Replacement Alternative Currency Notes, the Guaranty Confirmation, the Replacement Egerton Intercompany Note and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Third Amendment, the Term A Notes, the Guaranty Confirmation and each other Loan Document.

              3.7 A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated within thirty (30) Business Days prior to the date hereof, listing the charter of the Borrower and each amendment thereto on file in its office and certifying that (1) such amendments are the only amendments to the Borrower's charter on file in its office, (2) the Borrower has paid all franchise taxes to the date of such certificate and (3) the Borrower is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

              3.8 A copy of a certificate of the Secretary of State of each State listed on Schedule 3.01(a)(x) to the Credit Agreement, dated reasonably
                -------------------
near the date hereof, stating that the Borrower is duly qualified and in good standing as foreign corporations in such State and have filed all annual reports required to be filed to the date of such certificate.

              3.9 A certificate of the Borrower and each other Loan Party signed on behalf of the Borrower or such other Loan Party, as the case may be, by a Responsible Officer and the Secretary or an Assistant Secretary of the Borrower or such other Loan Party, as the case may be, dated the date hereof (the statements made in such certificate shall be true on and as of the date hereof), certifying as to (1) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to above, (except in the case of A.C. Egerton (Holdings) Limited, which certificate shall attach a true and correct copy of its Memorandum and Articles of Association as in effect on the date thereof) (2) the absence of any amendments to the bylaws of the Borrower and each other Loan Party since the last date of delivery thereof to the Administrative Agent, (3) the due incorporation and good standing of the Borrower and each other Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or any other Loan Party, (4) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date hereof, (5) the satisfaction of the conditions precedent required of the Borrower and its Subsidiaries as set forth in this Article III, and (6) the absence of any event occurring and continuing, or resulting from the transactions contemplated by this Third Amendment, that constitutes a Default.

              3.10 A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this Third Amendment, the Term A Notes, the Guaranty Confirmation and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

              3.11 Documents evidencing the satisfaction, termination and release of any liens or charges over the assets of A.C. Egerton (Holdings) Limited (f/k/a A.C. Egerton (Holdings) plc) in favor of Midland Bank plc.

              3.12 A satisfactory opinion of Irell & Manella, U.S. counsel to the Borrower, to the extent requested by Administrative Agent, as to the transactions contemplated hereby.

              3.13 A satisfactory opinion of Herbert Smith, U.S. counsel to the Borrower, to the extent requested by Administrative Agent, as to the transactions contemplated hereby.

              3.14 Original, executed counterparts of the Third Amendment to Security Agreement, dated of even date herewith, in form and substance satisfactory to Administrative Agent.

              3.15 There shall exist no Default or Event of Default under any of the Loan Documents, and all legal matters incident to this Third Amendment shall be satisfactory to counsel for the Administrative Agent.

              3.16 An amendment fee in an amount equal to .25% of the Term A Commitment shall have been paid to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Third Amendment.

              3.17 All accrued fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel for the Administrative Agent) shall have been paid.

              3.18 The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such other documents, agreements and instruments as the Administrative Agent may reasonably request for a transaction of the nature contemplated by this Third Amendment and all proceedings in connection with the transactions contemplated by this Third Amendment, and all documents incidental thereto shall be satisfactory to the Administrative Agent.

Article IV.   Conditions Subsequent.
              ----------------------

              4.1 A field examination, including, but not limited to the Borrowers accounts receivable and inventory collateral, internal controls and reporting systems shall be conducted within 60 days following the Effective Date. Such field exam shall be performed by a firm of the Administrative Agent's choice and all fees and expenses incurred in connection with the field exam shall be paid by the Borrower. Any failure of such field exam to be permitted by the Borrower to be performed in accordance with the terms hereof shall constitute a Default under the Credit Agreement.

              4.2 Within 30 days following the Effective Date, a tax audit of the Borrower and its Subsidiaries shall have been completed and the results thereof shall have been delivered to the Administrative Agent. Such audit shall be performed by a firm of the Borrower's choice and all fees and expenses incurred in connection with the audit shall be paid by the Borrower.

              4.3 Within 60 days following the Effective Date, Egerton shall have granted to the Administrative Agent, as collateral security for its obligations under the Guarantee charges, liens and security interests on all of its assets and properties, both personal and real property, all pursuant to agreements, instruments and documents (including opinions of counsel) in form and substance satisfactory to the Administrative Agent, with such exceptions as the Lenders may (in their sole discretion) agree to, all subject to confirmation of the absence of materially adverse tax consequences to the Borrower.

              4.4 Within 60 days following the Effective Date, the Borrower shall have executed and delivered to the Administrative Agent such amendments to the leasehold deeds of trust and the Security Agreement as the Administrative Agent may require in order to reflect the terms of this Third Amendment.

              4.5 Not later than sixty (60) days after the Effective Date unless otherwise agreed to by the Administrative Agent:

              (a) the Borrower shall cause (i) each of its Subsidiaries to deliver all documents referred to in Sections 3.01(a)(vii), (viii), (ix), (xi),
(xii) and 3.01(m) of the Credit Agreement in respect of all the Subsidiaries of the Borrower (including the equivalent in respect of the Foreign Subsidiaries), and (ii) each of its Domestic Subsidiaries to deliver all documents referred to in Section 3.01(a)(vi) in respect of all the Domestic Subsidiaries of the Borrower;

              (b) each Domestic Subsidiary of the Borrower shall execute a Security Agreement, substantially in the same form as the Security Agreement heretofore executed by the Borrower, in which such Domestic Subsidiary will grant to the Administrative Agent a lien on and security interest in substantially all of its property and assets (excluding, however, if determined by the Administrative Agent, real property owned or leased by such Domestic Subsidiary and except to the extent expressly excluded in the Credit Agreement) to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, and shall otherwise comply with the terms of Section 3.01(a)(iii), (iv), (v) and (vi) of the Credit Agreement not complied with on the Effective Date in respect of the Domestic Subsidiaries;

              (c) the Borrower shall provide, or cause each of its Subsidiaries to provide, to Administrative Agent results of UCC, tax and judgment lien searches, or the equivalent, for each of the Borrower's subsidiaries in each jurisdiction in which such subsidiary is incorporated or qualified to do business; and

              (d) the Borrower shall execute, or cause its Subsidiaries to execute, such pledge agreements or amendments to Security Agreements, as applicable, in each case, in form and substance satisfactory to the Administrative Agent, necessary to pledge to the Administrative Agent, for the ratable benefit of the Lenders, 65% (or more if no material adverse tax consequence to the Borrower would result from a greater percentage pledge) of the Equity Interests of each direct and indirect Foreign Subsidiary of Borrower and Egerton, and 100% of the Equity Interests of each direct and indirect Domestic Subsidiary of Borrower not previously pledged.

Article V.    Waiver
              ------

              5.1  Waiver.  The Borrower was in violation of Section 6.18(b) of
                   ------
the Credit Agreement as of March 31, 2000 by virtue of the ratio of Total Debt to EBITDA being 1.54:1.00 instead of 1.5:1.00. The Lenders and the Administrative Agent hereby waive the Event of Default caused by such violation, provided that such waiver shall be effective only with respect to the specific default described in the preceding sentence and shall not be applicable to any subsequent or other failure by the Borrower to comply with the terms of the Credit Agreement.

Article VI.   Reference to and Effect Upon the Credit Agreement.
              --------------------------------------------------

              6.1  Effect.  The Credit Agreement, the Collateral Documents and
                   ------
all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment.

              6.2  No Waiver; References.  The execution, delivery and
                   ---------------------
effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Third Amendment, each reference in:

                   (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                   (ii) the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby;

                   (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Third Amendment, the Term A Notes, the Guaranty Confirmation and each of the other New Loan Documents;

                   (iv) the Loan Documents to "Notes" shall be deemed to include the Term A Notes and the Replacement Alternative Currency Notes; and

                   (v) the Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Advances" (or any other term or terms used in any of such documents to describe or refer to Advances made by the Lenders to the Borrower under the Credit Agreement) shall be deemed to additionally refer to Term A Advances made by the Lenders to the Borrower pursuant to the Credit Agreement as amended hereby.

Article VII.  Miscellaneous.
              --------------

              7.1  Continuing Effectiveness of Credit Agreement.  Except as
                   --------------------------------------------
specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

              7.2  Headings.  Section headings in this Third Amendment are
                   --------
included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purposes.

              7.3  Law.  THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
                   ---
WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

              7.4  Successors.  This Third Amendment shall be binding upon the
                   ----------
Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

              7.5  Modification.  No modification or waiver of or with respect
                   ------------
to any provisions of this Third Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Third Amendment, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof.

              7.6  Severability.  The provisions of this Third Amendment are
                   ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Third Amendment in any jurisdiction.

              7.7  Execution in Counterparts.  This Third Amendment may be
                   -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to the Credit Agreement to be duly executed as of the date first above written.


                         CHANNELL COMMERCIAL CORPORATION


                         By /s/ Tom Liguori
                            -------------------------------------
                         Name:  Tom Liguori
                         Title: Chief Financial Officer

                         FLEET NATIONAL BANK
                         as Administrative Agent, Issuing Bank and a Lender


                         By /s/ Pauline So
                            -------------------------------------
                         Name:  Pauline So
                         Title: Assistant Vice President

                         WELLS FARGO BANK, NATIONAL ASSOCIATION
                         as  a Lender

                         By /s/ Alva Diaz
                            -------------------------------------
                         Name:  Alva Diaz
                         Title: Vice President

                                                                   EXHIBIT A TO
                                                                   ------------
                                             THIRD AMENDMENT TO CREDIT AGREEMENT
                                             -----------------------------------

                                  SCHEDULE I

                  COMMITMENTS AND APPLICABLE LENDING OFFICES

====================================================================================================================================
                                                   Alternative                    Alternative
                                                    Currency       Letter of   Currency Letter     Domestic          Eurodollar
                           Term A     Revolving     Revolving       Credit        of Credit        Lending           Lending
Name of Initial Lender   Commitment   Commitment  Commitment/1/  Commitment/2/  Commitment*/3/     Office            Office
------------------------------------------------------------------------------------------------------------------------------------
Fleet National Bank      $5,000,000  $15,000,000   $9,000,000     $2,500,000     $1,000,000    One Federal Street One Federal Street
                                                                                               Boston, MA 02110   Boston, MA 02110
                                                                                               Fax: (617)434-6471 Fax: (617)434-6471
                                                                                               Ph: (617)434-3219  Ph: (617)434-3219
                                                                                               Attn: Pauline So   Attn: Pauline So
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank,        $5,000,000  $15,000,000   $9,000,000     $2,500,000     $1,000,000    Wells Fargo Bank   Wells Fargo Bank
National Association                                                                           National Assoc.    National Assoc.
                                                                                               San Diego Regional San Diego Regional
                                                                                               Commercial         Commercial
                                                                                               Banking Office     Banking Office
                                                                                               410 B Street       401 B Street
                                                                                               Suite 2201         Suite 2201
                                                                                               San Diego, CA      San Diego, CA
                                                                                               92101              92101
                                                                                               Fax# (619)699-3020 Fax# (619)699-3020
                                                                                               Ph.# (619)699-3035 Ph.# (619)699-3035
                                                                                               Account Name:      Account Name:
                                                                                               Channel Commercial Channel Commercial
                                                                                               Corporation        Corporation
                                                                                               Attn: Alva Diaz    Attn: Alva Diaz
====================================================================================================================================

     * Assigned Dollar Value
     ___________________________________

     /1/ Such Alternative Currency Revolving Commitment is a sublimit of the revolving Commitment

     /2/ Such Letter of Credit Commitment is a sublimit of the Revolving
         Commitment.

     /3/ Such Alternative Currency Letter of Credit Commitment is a sublimit of the Alternative Currency Revolving Commitment.

                            TERM A PROMISSORY NOTE


$5,000,000.00                                               Dated: July 20, 2000


          FOR VALUE RECEIVED, the undersigned, CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                             --------
FLEET NATIONAL BANK (the "Lender") for the account of its Applicable Lending
                          ------
Office (as defined in the Credit Agreement referred to below) the principal amount of the Term A Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 1, 1998 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms defined therein
                                     ----------------
being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties party thereto and Fleet National Bank, as Initial Issuing Bank and as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Term A Advance from the date of such Term A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Fleet National Bank, as Administrative Agent for the Lender Parties, at One Federal Street, Boston, MA 02110, Account No. 151035203156,
Attention: Loan Administration, in same day funds.

          This Promissory Note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a Term A Advance by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents, that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 6 and 11 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289420 in the Office of the Recorder of Riverside County, California and that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 7 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289371 in the Office of the Recorder of Riverside County, California.

          This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                              CHANNELL COMMERCIAL CORPORATION


                              By: /s/ Tom Liguori
                                  --------------------------------
                                  Name:  Tom Liguori
                                  Title: Chief Financial Officer

                             TERM A PROMISSORY NOTE


$5,000,000.00                                               Dated: July 20, 2000


          FOR VALUE RECEIVED, the undersigned, CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                             --------
WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender") for the account of its
                                             ------
Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term A Advances owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 1, 1998 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"; terms
                                                   ----------------
defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties party thereto and Fleet National Bank, as Initial Issuing Bank and as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Term A Advance from the date of such Term A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Fleet National Bank, as Administrative Agent for the Lender Parties, at One Federal Street, Boston, MA 02110, Account No. 151035203156,
Attention: Loan Administration, in same day funds.

          This Promissory Note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a Term A Advance by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents, , that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 6 and 11 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289420 in the Office of the Recorder of Riverside County, California and that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 7 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289371 in the Office of the Recorder of Riverside County, California.

          This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                              CHANNELL COMMERCIAL CORPORATION



                              By:  /s/ Tom Liguori
                                 ----------------------------------
                                 Name: Tom Liguori
                                      -----------------------------
                                 Title: Chief Financial Officer
                                       ----------------------------

                REPLACEMENT ALTERNATIVE CURRENCY REVOLVING NOTE


$9,000,000.00                                               Dated: July 20, 2000
(Assigned Dollar Value)




          FOR VALUE RECEIVED, the undersigned, CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                             --------
FLEET NATIONAL BANK (the "Lender") for the account of its Applicable Lending
                          ------
Office (as defined in the Credit Agreement referred to below) the lesser of Nine Million Dollars ($9,000,000) or the aggregate principal amount of the Alternative Currency Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 1, 1998 (as amended, supplemented, restated or otherwise modified, the "Credit
                                                                ------
Agreement"; terms defined therein being used herein as therein defined), between the Borrower, the banks, financial institutions and other institutional lenders named therein as Lenders, Fleet National Bank as Issuing Bank and Fleet National Bank, as Administrative Agent and Lender, on the Revolving Credit Termination Date.

          The Borrower promises to pay interest on the unpaid principal amount of each Alternative Currency Revolving Advance from the date of such Alternative Currency Revolving Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          The Borrower acknowledges and agrees that each Alternative Currency Revolving Advance shall be repaid or prepaid, as the case may be, by the Borrower in the Alternative Currency in which such Alternative Currency Revolving Advance was made, regardless of whether the Dollar Equivalent thereof at the time of payment is less than, equal to or greater than the Alternative Currency Revolving Sub-Commitment of the Lender. Both principal and interest are payable in the Alternative Currency in which each respective Alternative Currency Revolving Advance evidenced hereby was made, to Fleet National Bank, as Administrative Agent for the Lender Parties, at One Federal Street, Boston, MA 02110, Account No.151035103156, Attention: Loan Administration, in same day funds customary for the settlement of international transactions in such Alternative Currency. Each Alternative Currency Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Note; provided, however, that the failure of such
                                     --------
Lender to so record any such information or any error in so recording any such information shall not limit or otherwise affect the obligations of the Borrower hereunder and under the other Loan Documents.


----------------------
/1/ Such Alternative Currency Revolving Commitment is a sublimit of the Lender's Revolving Commitment.

          This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of revolving advances denominated in an Alternative Currency (the "Alternative Currency Revolving Advances") by the
                              ---------------------------------------
Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Assigned Dollar Value of the U.S. Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Alternative Currency Revolving Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral referred to in the Collateral Documents, that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 6 and 11 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289420 in the Office of the Recorder of Riverside County, California and that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 7 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289371 in the Office of the Recorder of Riverside County, California.

          This Note shall be deemed to be in substitution for and replacement of, and not a repayment of, the Alternative Currency Revolving Note dated December 29, 1999 made by the Borrower to the Lender (the "Prior Note");
                                                           -----------
provided that all interest accrued and unpaid under the Prior Note shall be
--------
deemed evidenced by this Note and payable hereunder from and after the accrual date thereof. The execution and delivery of this Note shall not be construed
(i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Administrative Agent as collateral security for the Prior Note.

          This Note shall be governed by and construed in accordance with the laws of the State of New York.

                              CHANNELL COMMERCIAL CORPORATION


                              By: /s/ Tom Liguori
                                  ----------------------------------
                                  Name:  Tom Liguori
                                  Title: Chief Financial Officer

                    ALTERNATIVE CURRENCY REVOLVING ADVANCES
                           AND PAYMENTS OF PRINCIPAL



--------------------------------------------------------------------------------------------------------------
                          Amount of
                          Alternative            Amount of
                       Currency Revolving    Principal Paid or      Unpaid Principal      Notation Made
         Date               Advance*              Prepaid*              Balance*                by
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------

*Specify Alternative Currency.

                REPLACEMENT ALTERNATIVE CURRENCY REVOLVING NOTE

$9,000,000.00/1/                                            Dated: July 20, 2000



(Assigned Dollar Value)


          FOR VALUE RECEIVED, the undersigned, CHANNELL COMMERCIAL CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                             --------
WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender") for the account of its
                                             ------
Applicable Lending Office (as defined in the Credit Agreement referred to below) the lesser of Nine Million Dollars ($9,000,000) or the aggregate principal amount of the Alternative Currency Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of May 1, 1998 (as amended, supplemented, restated or otherwise modified, the

"Credit Agreement"; terms defined therein being used herein as therein defined),
-----------------
between the Borrower, the banks, financial institutions and other institutional lenders named therein as Lenders, Fleet National Bank as Issuing Bank and Fleet National Bank, as Administrative Agent and Lender, on the Revolving Credit Termination Date.

          The Borrower promises to pay interest on the unpaid principal amount of each Alternative Currency Revolving Advance from the date of such Alternative Currency Revolving Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          The Borrower acknowledges and agrees that each Alternative Currency Revolving Advance shall be repaid or prepaid, as the case may be, by the Borrower in the Alternative Currency in which such Alternative Currency Revolving Advance was made, regardless of whether the Dollar Equivalent thereof at the time of payment is less than, equal to or greater than the Alternative Currency Revolving Sub-Commitment of the Lender. Both principal and interest are payable in the Alternative Currency in which each respective Alternative Currency Revolving Advance evidenced hereby was made, to Fleet National Bank, as Administrative Agent for the Lender Parties, at One Federal Street, Boston, MA 02110, Account No.151035103156, Attention: Loan Administration, in same day funds customary for the settlement of international transactions in such Alternative Currency. Each Alternative Currency Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto or any continuation thereof, which is part of this Note; provided, however, that the failure of such
                                     --------
Lender to so record any such information or any error in so recording any such information

------------------
/1/ Such Alternative Currency Revolving Commitment is a sublimit of the Lender's Revolving Commitment.

shall not limit or otherwise affect the obligations of the Borrower hereunder and under the other Loan Documents.

          This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of revolving advances denominated in an Alternative Currency (the "Alternative Currency Revolving Advances") by the
                              ---------------------------------------
Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Assigned Dollar Value of the U.S. Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Alternative Currency Revolving Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral referred to in the Collateral Documents, that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 6 and 11 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289420 in the Office of the Recorder of Riverside County, California and that certain Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing pertaining to Parcel 7 of Parcel Map No. 21361, in the County of Riverside, State of California, recorded on July 14, 1998 as document #289371 in the Office of the Recorder of Riverside County, California.

          This Note shall be deemed to be in substitution for and replacement of, and not a repayment of, the Alternative Currency Revolving Note dated December 29, 1999 made by the Borrower to the Lender (the "Prior Note");
                                                           -----------
provided that all interest accrued and unpaid under the Prior Note shall be
--------
deemed evidenced by this Note and payable hereunder from and after the accrual date thereof. The execution and delivery of this Note shall not be construed
(i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Administrative Agent as collateral security for the Prior Note.

          This Note shall be governed by and construed in accordance with the laws of the State of New York.

                              CHANNELL COMMERCIAL CORPORATION

                                             /s/
                              By:__________________________________
                                 Name:  Tom Liguori
                                 Title: CFO

                    ALTERNATIVE CURRENCY REVOLVING ADVANCES
                           AND PAYMENTS OF PRINCIPAL

---------------------------------------------------------------------------------------------------------------
                           Amount of
                          Alternative              Amount of
                       Currency Revolving      Principal Paid or         Unpaid Principal      Notation Made
        Date                Advance*               Prepaid*                     Balance*             by
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

*Specify Alternative Currency.

                               INTERCOMPANY NOTE
                               -----------------

$18,000,000                                            Dated as of July 20, 2000

     FOR VALUE RECEIVED, the undersigned, A.C. EGERTON (HOLDINGS) LIMITED, a company incorporated under the laws of England and Wales (the "Sub Borrower"), hereby promises to pay to the order of CHANNELL COMMERCIAL CORPORATION, a Delaware corporation ("Channell") the principal sum of Eighteen Million ($18,000,000) U.S. Dollars or such lesser amount as shall equal the aggregate unpaid principal amount of the loans made by Channell to Sub Borrower, on demand when and as demanded by Channell (subject to the terms of the fifth paragraph of this Intercompany Note); and if not sooner demanded, to pay interest on the unpaid principal amount of such loans, in like money and funds from the date of such loan until such principal amount is paid in full, at the applicable rate per annum for Alternative Currency Borrowings as set forth in the Credit Agreement referred to below and computed and otherwise on the same interest rate terms as if Sub Borrower were the "Company" under the Credit Agreement dated as of May 1, 1998 (as amended, modified, supplemented or restated from time to time hereafter, the "Credit Agreement") among Channell, the bank, financial institutions and other institutional lenders named therein as Lenders, Fleet National Bank, as Issuing Bank, and Fleet National Bank, as Administrative Agent (the "Agent") and Lender and as if Channell were a "Lender" thereunder.

     All indebtedness outstanding under this Intercompany Note shall bear interest (computed in the same manner as interest on this Intercompany Note prior to maturity) after demand for payment hereof, at the post-default rate as set forth in the Credit Agreement, and all such interest shall be payable from time to time on demand.

     Anything herein to the contrary notwithstanding, the obligation of Sub Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to Channell to the extent that Channell's receipt thereof would not be permissible under the law or laws applicable to Channell limiting rates of interest which may be charged or collected by Channell. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by Sub Borrower to Channell on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to Channell limiting rates of interest which may be charged or collected by Channell. Any payment actually received by Channell (and not returned to Sub Borrower) which, if considered interest the receipt of which would not be permissible under the law or laws applicable to Channell limiting rates of interest which may be charged or collected by Channell, shall be treated as a principal payment hereunder (provided, however, that such application shall not discharge Sub Borrower's obligation set forth herein to make interest payments on the earliest permissible interest payment date) and if all principal payments shall have been made, refunded to Subsidiary.

     Unless and until Sub Borrower receives written notice to the contrary from the Agent requiring payment to the Agent, payment of both principal and interest on this Intercompany Note are to be made to Channell at the office of Channell at its principal office at 26040 Ynez

Road, Temecula, California 92589, or such other place as the holder hereof shall designate to Sub Borrower in writing, in the applicable Alternative Currency in immediately available funds.

     The proceeds of the loans evidenced hereby shall be used for working capital and general corporate purposes. Channell has granted to the Agent, for the ratable benefit of the Lenders, a security interest in this Intercompany Note pursuant to the Security Agreement dated as of May 1, 1998 by Channell in favor of the Agent (as amended, modified, supplemented or restated from time to time, the "Security Agreement") and Sub Borrower acknowledges the terms and conditions of the Security Agreement and shall not agree to any amendment or waiver of any of the terms hereof without the express written consent of the Agent. Payments received by the Agent as assignee of this Intercompany Note may be applied to repayment of the Obligations (as defined in the Credit Agreement), whether or not a Default or Event of Default (as defined in the Credit Agreement) exists under the Credit Agreement. Until the Obligations have been paid in full, the Agent rather than Channell shall have the exclusive right to exercise any and all rights and remedies and to make any and all demands hereunder in respect hereof. Without limiting the nature of this obligation as a demand obligation, this Intercompany Note is subject to mandatory prepayment upon the terms and conditions of the Credit Agreement as and when required in order to enable Channell to satisfy its obligations under the Credit Agreement; provided, that, except for demand made to satisfy any such mandatory prepayment
--------  ----
obligation (and notwithstanding anything contained herein to the contrary), demand shall not be made hereunder prior to the date of occurrence and continuance of an Event of Default under the Credit Agreement.

          This Note shall be deemed to be in substitution for and replacement of, and not a repayment of, the Intercompany Note dated February 1, 2000 made by the Borrower to the Lender (the "Prior Note"); provided that all interest
                                 -----------   --------
accrued and unpaid under the Prior Note shall be deemed evidenced by this Intercompany Note and payable hereunder from and after the accrual date thereof. The execution and delivery of this Intercompany Note shall not be construed (i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Administrative Agent as collateral security for the Prior Note.

     Prior to but excluding the Termination Date (as defined in the Credit Agreement), subject to the terms and conditions of this Intercompany Note and the Credit Agreement, Channell, in its sole discretion, may elect to make such loans to Sub Borrower as Sub Borrower shall request from time to time up to an aggregate principal amount not to exceed at any time outstanding the amount permitted to be loaned by Channell to Sub Borrower in accordance with the terms of the Credit Agreement. The loans made by Channell to Sub Borrower hereunder may be repaid and, subject to the terms hereof, reborrowed.

     So long as the Sub Borrower is indebted to Channell and until payment in full of this Intercompany Note and full and complete performance of all of its other obligations arising hereunder, the Sub Borrower will not, at any time, without the prior consent of the Required Lenders:

     Use any proceeds of this Note to make an Investment in any Person or Subsidiary;

     Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character, whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code or any other statute of any domestic or foreign jurisdiction, a financing statement or comparable instruments that names the Sub Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement or comparable instruments authorizing any secured party thereunder to file any such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the
---------  -------
following:

          (a) Liens created under the Loan Documents;

          (b)  Permitted Liens;

          (c) Purchase money Liens upon real property or equipment acquired or held by the Sub Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or equipment to be subject to such Liens, or Liens existing on any such real property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided,
                                                                      --------
however, that no such Lien shall extend to or cover any property other than the
-------
real property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and, provided, further, that the aggregate principal amount of the Debt secured by
--------  -------
Liens permitted by this clause (c) shall not exceed $50,000 in respect of all other such Debt at any time outstanding; and, provided, further, that any such
                                              --------  -------
Debt shall not otherwise be prohibited by the terms of the Loan Documents provided, however, that no Liens (purchase money or otherwise) may exist on any real property financed directly or indirectly with the proceeds of the indebtedness evidenced by this Intercompany Note, except for Liens in favor of Channell (on terms acceptable to the Agent) or the Agent (and notwithstanding the terms of Section 7.01(d) of the Credit Agreement (if any) to the contrary);

          (d) Liens arising in connection with Capitalized Leases permitted under Section 7.02 of the Credit Agreement; provided, that no such Lien shall
                                            --------
extend to or cover any Collateral or any assets other than the assets subject to such Capitalized Leases;

          (e) the replacement, extension or renewal of any Lien permitted by clause (c) above upon or in the same property theretofore subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Debt secured thereby; or

     Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

          (a) Debt incurred pursuant to an Intercompany Note payable to Channell;

          (b) Debt secured by Liens permitted by Section 7.01(d) of the Credit Agreement not to exceed in the aggregate $50,000 at any time outstanding in respect of the Sub Borrower and all of its Subsidiaries;

          (c) Capitalized Leases not to exceed in the aggregate $1,000,000 at any time outstanding in respect of the Sub Borrower and all of its Subsidiaries;

          (d) Unsecured Debt incurred in the ordinary course of business for the deferred purchase price of property or services, maturing within one year from the date created, and aggregating, on a Consolidated basis, not more than $50,000 at any one time outstanding.

     At any time that the aggregate amount of the outstanding loans made hereunder exceeds the amount permitted to be loaned by Channell to Sub Borrower in accordance with the terms of the Credit Agreement, Sub Borrower shall immediately prepay the loans made hereunder in the amount necessary to eliminate such excess.

     The holder of this Intercompany Note is hereby authorized by Sub Borrower to record on the schedule to this Intercompany Note (or on a supplemental schedule thereto) the amount of each loan made by Channell hereunder and the amount of each payment or prepayment of principal and interest, it being understood, however, that failure to make any such notation shall not affect the rights of Channell or the obligations of Sub Borrower hereunder or under, arising out of or in connection with this Intercompany Note. The Agent or Channell may, at its option, record such matters in its internal records rather than on such schedule. This Intercompany Note shall be the sole instrument evidencing any borrowings by Sub Borrower from Channell.

     Sub Borrower agrees to pay all costs of collection and reasonable attorneys' fees in case default occurs in the payment of this Intercompany Note.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     The undersigned irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Intercompany Note or any related agreement or instrument may be brought in any court of the State of New York or in the United States District Court for the Southern District of New York, New York. The undersigned expressly and irrevocably assents and submits to the personal jurisdiction of any such courts in any such action or proceeding. Any document or communication to be made under this Intercompany Note shall be made in accordance with the Credit Agreement and if the same is to be made to Channell or, as the case may be, the Agent, it shall be made to the relevant address and/or fax number of Channell or, as the case may be, the Agent as provided in the Credit Agreement; if such document or communication is to be made to Sub Borrower, it shall be made to the following address and fax number Orpington, Kent, UK - 011-44-1689-833-428. The undersigned hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. The undersigned
                  ----- --- ----------
hereby expressly and irrevocably waives any right in any such action or proceeding to assert any defense given or allowed under the laws of any State other than the

State of New York unless such defense is also given or allowed by the laws of the State of New York.

     THIS INTERCOMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

     THE UNDERSIGNED WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS INTERCOMPANY NOTE OR ANY OF THE OTHER CREDIT DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS INTERCOMPANY NOTE OR ANY OF THE OTHER CREDIT DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                        A.C. EGERTON (HOLDINGS) LIMITED



                                        By /s/ Gary W. Baker
                                           --------------------------------
                                           Name:  Gary W. Baker
                                           Title: Director



ACKNOWLEDGED:

CHANNELL COMMERCIAL CORPORATION



By /s/ Tom Liguori
   ------------------------------
   Name:  Tom Liguori
   Title: Chief Financial Officer

                                  ENDORSEMENT
                                  -----------

PAY TO THE ORDER OF FLEET BANK, N.A., AS AGENT.

                                        CHANNELL COMMERCIAL CORPORATION



                                        By /s/ Gary W. Baker
                                           -------------------------------
                                           Name:  Gary W. Baker
                                           Title: Vice President, Finance


Dated:___________________

ACKNOWLEDGED.

                                        FLEET BANK, N.A.



                                        By /s/ Pauline So
                                           -------------------------------
                                           Name:  Pauline So
                                           Title: Assistant Vice President

Dated:___________________

                                  SCHEDULE TO
                               INTERCOMPANY NOTE
                               -----------------

     This Schedule may be used to evidence loans and advances made pursuant to the Intercompany Note to which this Schedule is attached subject to the payments or prepayments of principal and interest and the outstanding balance, as set forth below:


                   Principal    Principal
                   Amount of   Amount Paid    Date      Outstanding
Date Made           Advance    or Prepaid    Prepaid      Balance
---------          ---------   -----------   -------    -----------